PRIVATE PLACEMENT	12 Months Ended
Dec. 31, 2020
Private Placement [Abstract]
PRIVATE PLACEMENT

NOTE 6. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and EarlyBirdCapital purchased an aggregate of 555,000 Private Units at a price of $10.00 per Private Unit, for an aggregate purchase price of $5,550,000. As a result of the underwriters’ election to fully exercise their over-allotment option on February 10, 2020, the Sponsor and EarlyBirdCapital purchased an additional 63,000 Private Units at a purchase price of $10.00 per Private Unit, for an aggregate purchase price of $630,000. The proceeds from the sale of the Private Units were added to the net proceeds from the Initial Public Offering held in the Trust Account. Each Private Unit consists of one share of common stock (“Private Share”) and one-half of one warrant (“Private Warrant”). Each whole Private Warrant is exercisable to purchase one share of common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 9). The proceeds from the Private Units were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law).